--------------------------------------------------------------------------------
CORPORATE FIXED INCOME
--------------------------------------------------------------------------------

Alliance Bond Fund
Corporate Bond
Portfolio

                               [GRAPHIC OMITTED]

Semi-Annual Report
December 31, 2000

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                          o Are Not FDIC Insured
                          o May Lose Value
                          o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
February 12, 2001

Dear Shareholder:

This report contains investment results, strategy and outlook for Alliance Bond Fund Corporate Bond Portfolio (the "Portfolio") for the semi-annual reporting period ended December 31, 2000.

Investment Objectives And Policies

The primary objective of this open-end fund is to maximize income over the long-term, to the extent consistent with providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Portfolio seeks capital appreciation. To achieve its objectives, the Portfolio invests primarily in corporate bonds. The Portfolio may also hold debt securities issued by the U.S. and foreign governments. While the Portfolio invests primarily (currently 65%) in investment-grade securities it may also invest a significant amount of its assets in lower-rated debt securities.

Investment Results

The following table shows how the Portfolio performed over the past six- and 12-month periods ended December 31, 2000. For comparison, we have included the Lehman Brothers Long BAA U.S. Credit Index, a measure of the performance of a basket of unmanaged corporate debt securities. We have also included the performance for the Lipper Corporate Debt BBB Rated Funds Average, the average performance of a group of similar corporate bond funds.

Over the six- and 12-month periods under review, your Portfolio outperformed the Lehman Brothers Long BAA U.S. Credit Index. The Portfolio outperformed the all-corporate index due to our U.S. Treasury and emerging market holdings. Both U.S. Treasuries and emerging market debt outperformed the corporate market, which posted weaker returns on a relative basis. In addition, the longer maturity of our Treasury holdings significantly outperformed the index. Finally, our selection of countries within the emerging market debt sector, namely Russia, Brazil and Mexico, also contributed to the Portfolio's outperformance.

INVESTMENT RESULTS*

Periods Ended December 31, 2000

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------

                                                           6 Months    12 Months
--------------------------------------------------------------------------------
Alliance Bond
Fund Corporate
Bond Portfolio

   Class A                                                   7.28%       8.12%
--------------------------------------------------------------------------------
   Class B                                                   6.88%       7.39%
--------------------------------------------------------------------------------
   Class C                                                   6.97%       7.39%
--------------------------------------------------------------------------------
Lehman Brothers
Long BAA U.S.
Credit Index                                                 4.79%       7.14%
--------------------------------------------------------------------------------
Lipper Corporate
Debt BBB Rated
Funds Average                                                5.61%       7.99%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2000. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended December 31, 2000, the Lipper Average consisted of 163 and 154 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any particular investment, including Alliance Bond Fund Corporate Bond Portfolio.

      Additional investment results appear on pages 5-9.

Investment Strategy

During the six-month period under review, as the global economy began to show signs of weakness, we increased our holdings of investment-grade corporate bonds while decreasing our high yield exposure. With respect to corporate industry concentration, we emphasized the utility and broadcast/media industries, as we expected these industries to benefit from ongoing deregulation and restructuring. In addition, these industries were expected to perform well in an environment of slowing growth.

In addition, we enhanced the Portfolio's relative returns through holdings of emerging market debt. For example, we maintained our position in Mexican government bonds in the expectation that Mexico would be upgraded to investment-grade quality. Our analysis proved correct and our position benefited the Portfolio. We also held emerging-debt positions in Russia and Brazil during the six-month period. The returns for the year in all three countries were in the top tier of returns for the emerging-market debt class. Two of the Portfolio's 10 largest holdings belonged to these markets.

Market Review

The corporate bond sector, as measured by the Lehman Brothers Long BAA U.S. Credit Index, returned 4.79% during the six-month period under review. In general, corporate bonds benefited from falling interest rates, however, relative to other fixed income sectors, corporate bonds performed poorly due to an environment of slowing economic growth, decelerating corporate earnings, escalating defaults and tighter credit availability. Particularly hard hit were telecommunications (profit warnings and tightening credit standards), retailers (a slowing economy), auto parts (lackluster sales and weak earnings reports), building products (asbestos litigation) and banks (unexpected increase in bad loans). Many industries were hampered by overcapacity and wrestled with short-term pressures from higher energy costs and tight labor markets.


--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

The high yield corporate bond sector returned -4.71%, as measured by the Credit Suisse First Boston High Yield Index, for the six-month period under review. High yield corporate bond performance was dampened by the same factors that hurt investment-grade corporate bonds. However, in an environment where investors paid a premium for safer assets, higher yielding, riskier bonds suffered more. The emerging market debt sector returned 7% during the period as emerging market economies in general continued to benefit from the strong global growth of the first half of 2000.

Outlook

While the odds of a hard landing in the U.S. economy have risen, the fact that the Federal Reserve moved so quickly in the new year to ease monetary policy helps to ensure the soft landing scenario. We believe that U.S. gross domestic product (GDP) growth will slow in 2001 to between 2.5% and 3%, with most of the slowing coming in the first half. We believe the risk to our forecast, however, is that growth will be slower.

The Federal Reserve will likely continue to lower rates, the yield curve will steepen further, and volatility will remain high. The fundamental economic causes of the current slowdown are harder for the Fed to ameliorate than the more purely financial challenges of 1995 and 1998. As a result, rates are likely to fall further and stay low for a sustained period of time.

Lower rates and a steeper yield curve bode well for the corporate sector. Although credit fundamentals continue to weaken and earnings disappointments abound, we believe that these factors have, to some extent, already been priced into corporate bonds. The Federal Reserve's easier monetary policy will inject significant and much needed liquidity into the market, setting the stage for a reversal in the corporate credit cycle: as lower interest rates take effect on the economy, corporate bonds should perform well in 2001.

Furthermore, we believe that emerging market debt will perform relatively well over the medium-term. Although slowing global growth presents a challenge to developing economies, lower interest rates in the U.S. and other developed countries should help to generate demand for emerging debt worldwide.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest and investment in Alliance Bond Fund Corporate Bond Portfolio. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

[PHOTO] John D. Carifa

[PHOTO] Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, has over 26 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
12/31/90 TO 12/31/00

                              [LINE CHART OMITTED]

Lehman Brothers Long BAA U.S. Credit Index: $25,863

Alliance Bond Fund Corporate Bond Portfolio Class A: $25,424

Lipper Corporate Debt BBB Rated Funds Average: $22,143

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Corporate Bond Portfolio Class A shares (from 12/31/90 to 12/31/00) as compared to the performance of an appropriate broad-based index and the Lipper Corporate Debt BBB Rated Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity.

The unmanaged Lipper Corporate Debt BBB Rated Funds Average reflects performance of 22 funds (based on the number of funds in the average from 12/31/90 to 12/31/00). These funds have generally similar investment objectives to Alliance Bond Fund Corporate Bond Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund Corporate Bond Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the indices. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund Corporate Bond Portfolio.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

                               [BAR GRAPH OMITTED]

                  Alliance Bond Fund Corporate Bond Portfolio--
                           Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
               Alliance Bond         Lehman Brothers       Lipper Corporate Debt
              Fund Corporate          Long BAA U.S.              BBB Rated
              Bond Portfolio          Credit Index             Funds Average
--------------------------------------------------------------------------------
12/31/91          18.11%                  21.29%                   18.76%
12/31/92          13.28%                   9.88%                    9.02%
12/31/93          31.09%                  13.81%                   14.13%
12/31/94         -12.75%                  -4.86%                   -5.19%
12/31/95          27.98%                  27.65%                   21.02%
12/31/96          10.03%                   3.35%                    4.55%
12/31/97          11.81%                  14.04%                   10.27%
12/31/98          -0.02%                   6.79%                    6.09%
12/31/99           1.94%                  -3.84%                   -1.84%
12/31/00           8.12%                   7.14%                    8.00%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B and Class C shares will differ due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended December 31, 2000, the Lipper Average consisted of 163 and 154 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any particular investment, including Alliance Bond Fund Corporate Bond Portfolio.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
December 31, 2000 (unaudited)

INCEPTION DATES                 PORTFOLIO STATISTICS

Class A Shares                  Net Assets: ($mil): $1,152
3/11/74
Class B Shares
1/8/93
Class C Shares
5/3/93

   [The following table was represented as a pie chart in the original text.]

SECURITY TYPE

o  12.3% Treasury
o   8.3% Sovereign
o   8.1% Preferred Stock
o   4.8% Yankee Bonds

Corporate

o  13.7% Communications
o  13.6% Public Utilities-
         Electric and Gas
o  10.0% Broadcasting/Media
o   9.3% Banking
o   6.2% Industrial
o   4.8% Cable
o   2.6% Financial
o   2.3% Public Utilities/Gas
o   2.1% Insurance
o   0.5% Chemicals

o   1.4% Short-Term

All data as of December 31, 2000. The Portfolio's security type, holding type and country breakdown may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
December 31, 2000 (unaudited)

   [The following table was represented as a pie chart in the original text.]

HOLDING TYPE

o  90.5% Fixed Income
o   8.1% Preferred Stock

o   1.4% Short-Term


   [The following table was represented as a pie chart in the original text.]

COUNTRY BREAKDOWN

o  68.1% United States
o  12.1% United Kingdom
o   4.5% Cayman Islands
o   4.2% Russia
o   4.2% Brazil
o   3.9% South Korea
o   2.1% The Netherlands
o   0.6% Chile
o   0.3% Mexico

All data as of December 31, 2000. The Portfolio's security type, holding type and country breakdown may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge         With Sales Charge
1 Year                                   8.12%                       3.52%
5 Years                                  6.27%                       5.35%
10 Years                                10.26%                       9.78%
SEC Yield**                              6.63%

Class B Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge         With Sales Charge
1 Year                                   7.39%                       4.42%
5 Years                                  5.54%                       5.54%
Since Inception*                         8.40%                       8.40%
SEC Yield**                              6.19%

Class C Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge         With Sales Charge
1 Year                                   7.39%                       6.40%
5 Years                                  5.54%                       5.54%
Since Inception*                         6.96%                       6.90%
SEC Yield**                              6.21%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio invests a portion of its assets in foreign securities which may magnify fluctuations, particularly in emerging markets. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio may also invest a portion of its assets in below-investment-grade securities, which are subject to greater risk than higher-rated securities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 1/8/93 Class B; 5/3/93 Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended December 31, 2000.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2000 (unaudited)

Standard &                                                     Principal
Poor's                                                            Amount
Ratings                                                            (000)                   U.S. $ Value
-------------------------------------------------------------------------------------------------------
        Corporate Debt Obligations-66.6%
        Banking-9.6%
A-      BankAmerica
           Series A
           8.07%, 12/31/26(a).......................            $ 46,000                  $  42,272,160
BBB+    Bank One Capital III
           8.75%, 9/01/30...........................              19,775                     19,517,688
A+      Barclays Bank Plc
           8.55%, 9/29/49(a)........................              46,200                     48,535,687
                                                                                          -------------
                                                                                            110,325,535
                                                                                          -------------

        Broadcasting/Media-10.2%
BBB+    CBS Corp.
           8.875%, 6/14/14..........................              20,000                     23,077,360
BBB-    News America, Inc.
           7.30%, 4/30/28...........................              45,000                     37,315,620
BBB     Time Warner, Inc.
           8.375%, 3/15/23..........................              25,000                     27,088,825
BBB+    Westinghouse Electric
           8.625%, 8/01/12..........................              26,919                     29,933,255
                                                                                          -------------
                                                                                            117,415,060
                                                                                          -------------

        Cable-4.9%
BB+     CSC Holdings, Inc.
           7.875%, 2/15/18..........................              33,950                     31,795,261
B       United Pan-Europe Communications N.V.
           11.25%, 11/01/09(a)......................              39,000                     25,155,000
                                                                                          -------------
                                                                                             56,950,261
                                                                                          -------------

        Chemicals-0.5%
BBB-    Equistar Chemicals LP
           8.75%, 2/15/09...........................               6,400                      5,541,395
                                                                                          -------------

        Communications-14.0%
A       British Telecommunications Plc
           8.625%, 12/15/30.........................              50,000                     50,198,300
BBB     Cox Communications, Inc.
           7.75%, 11/01/10..........................              40,000                     41,611,320
BBB+    Marconi Corp Plc
           8.375%, 9/15/30..........................              47,245                     44,498,932
A+      Verizon Global Funding Corp.
           7.75%, 12/01/30..........................              25,000                     25,512,725
                                                                                          -------------
                                                                                            161,821,277
                                                                                          -------------

        Financial-2.7%
A       ING Capital Funding Trust III
           8.439%, 12/31/49.........................              30,000                     30,582,240
                                                                                          -------------


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                                     Principal
Poor's                                                            Amount
Ratings                                                            (000)                   U.S. $ Value
-------------------------------------------------------------------------------------------------------
        Industrial-6.4%
BBB     Duke Energy Field Services
           8.125%, 8/16/30..........................           $  19,375                  $  20,682,387
BBB-    Lockheed Martin Corp.
           7.65%, 5/01/16...........................              49,758                     52,761,940
                                                                                          -------------
                                                                                             73,444,327
                                                                                          -------------

        Insurance-2.1%
BB+     Delphi Funding LLC
           Series A
           9.31%, 3/25/27...........................              31,700                     24,470,878
                                                                                          -------------

        Public Utilities - Electric & Gas-13.9%
BBB-    Calenergy Co., Inc.
           8.48%, 9/15/28...........................              30,000                     32,538,930
BBB+    Dominion Resources, Inc.
           8.125%, 6/15/10..........................              20,000                     21,638,960
BBB-    Niagara Mohawk Power Corp.
           8.50%, 7/01/10(b)........................              78,866                     68,219,800
BBB-    Selkirk Cogen Funding Corp.
           Series A
           8.98%, 6/26/12(a)........................              35,000                     37,763,215
                                                                                          -------------
                                                                                            160,160,905
                                                                                          -------------

        Public Utilities - Gas-2.3%
A       KeySpan Corp.
           7.625%, 11/15/10.........................              25,000                     26,609,700
                                                                                          -------------

        Total Corporate Debt Obligations
           (cost $776,148,809)......................                                        767,321,578
                                                                                          -------------

        U.S. Government Obligations-12.6%
AAA     U.S. Treasury Bond
           6.125%, 8/15/29..........................              47,000                     51,200,672
AAA     U.S. Treasury Note
           5.75%, 8/15/10(c)........................              41,100                     43,071,567
AAA     U.S. Treasury Strips
           Zero coupon, 5/15/12.....................              19,800                     10,733,164
           Zero coupon, 5/15/17.....................             100,000                     39,919,400
                                                                                          -------------

        Total U.S. Government Obligations
           (cost $141,273,057)......................                                        144,924,803
                                                                                          -------------

        Sovereign Debt Securities-8.6%
        Brazil-4.3%
B+      Republic of Brazil
           11.00%, 8/17/40..........................              60,000                     49,035,000
                                                                                          -------------


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                               Shares or
Standard &                                                     Principal
Poor's                                                            Amount
Ratings                                                            (000)                   U.S. $ Value
-------------------------------------------------------------------------------------------------------
        Russia-4.3%
B-      Russian Federation
           2.50%, 3/31/30(a)........................           $ 132,500                $    49,521,875
                                                                                        ---------------

        Total Sovereign Debt Securities
           (cost $100,985,079)......................                                         98,556,875
                                                                                        ---------------

        Preferred Stocks-8.3%
        Banking-3.7%
BB+     Fuji JGB Inv. LLC
           Series A, 9.87%(a).......................              43,961                     42,479,910
        Financial-4.6%
BBB+    Centaur Funding Corp.
           Series B, 9.089%(a)......................              53,000                     53,439,900
                                                                                        ---------------

        Total Preferred Stocks
           (cost $99,024,207).......................                                         95,919,810
                                                                                        ---------------

        Yankees-4.9%
        Banking-4.0%
B-      Hanvit Bank
           12.75%, 3/01/10(a).......................              46,000                     45,540,000
                                                                                        ---------------

        Industrial-0.3%
C       Grupo Mexicano de Desarrollo, SA
           8.25%, 2/17/01(d)(e).....................              12,589                      3,776,711
                                                                                        ---------------

        Utility-0.6%
B       Empresa Electrica Del Norte, SA
           7.75%, 3/15/06(a)........................              26,240                     7,150,400
                                                                                        ---------------

        Total Yankees
           (cost $80,947,207).......................                                         56,467,111
                                                                                        ---------------

        Short-Term Investment-1.4%
        Time Deposit-1.4%
        State Street Euro Dollar
           6.00%, 1/02/01
           (cost $16,337,000).......................              16,337                     16,337,000
                                                                                        ---------------

        Total Investments-102.4%
           (cost $1,214,715,359)....................                                      1,179,527,177
        Other assets less liabilities-(2.4%)........                                        (27,578,817)
                                                                                        ---------------

        Net Assets-100%.............................                                    $ 1,151,948,360
                                                                                        ===============


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2000, these securities amounted to $351,858,147 or 30.5% of net assets.
(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(c) Securities, or portions thereof, with an aggregate market value of $35,211,792 have been segregated to collateralize reverse repurchase agreement.
(d)   Moody's Rating
(e)   Security is in default and is non-income producing.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2000 (unaudited)

Assets
Investments in securities, at value
   (cost $1,214,715,359) ..................................     $ 1,179,527,177
Cash ......................................................                 841
Interest receivable .......................................          23,077,836
Receivable for capital stock sold .........................           3,615,216
Dividends receivable ......................................               9,300
                                                                ---------------
Total assets ..............................................       1,206,230,370
                                                                ---------------
Liabilities
Reverse repurchase agreements .............................          36,083,547
Payable for investment securities purchased ...............          12,893,333
Dividends payable .........................................           2,511,730
Payable for capital stock redeemed ........................           1,133,016
Distribution fee payable ..................................             678,745
Advisory fee payable ......................................             538,142
Accrued expenses ..........................................             443,497
                                                                ---------------
Total liabilities .........................................          54,282,010
                                                                ---------------
Net Assets ................................................     $ 1,151,948,360
                                                                ===============
Composition of Net Assets
Capital stock, at par .....................................     $        94,062
Additional paid-in capital ................................       1,389,721,376
Distributions in excess of net investment income ..........          (7,824,465)
Accumulated net realized loss on investment transactions
   and swap contracts .....................................        (194,854,431)
Net unrealized depreciation of investments ................         (35,188,182)
                                                                ---------------
                                                                $ 1,151,948,360
                                                                ===============
Calculation of Maximum Offering Price

Class A Shares
Net asset value and redemption price per share
   ($492,970,312 / 40,268,470 shares of capital stock
   issued and outstanding) ................................     $         12.24
Sales charge--4.25% of public offering price ..............                 .54
                                                                ---------------
Maximum offering price ....................................     $         12.78
                                                                ===============
Class B Shares
Net asset value and offering price per share
   ($478,073,255 / 39,023,098 shares of capital stock
   issued and outstanding) ................................     $         12.25
                                                                ===============
Class C Shares
Net asset value and offering price per share
   ($180,904,793 / 14,770,236 shares of capital stock
   issued and outstanding) ................................     $         12.25
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended December 31, 2000 (unaudited)

Investment Income
Interest .................................................         $ 51,760,751
Dividends ................................................            2,415,500
                                                                   ------------
        ..................................................                         $ 54,176,251
Expenses
Advisory fee .............................................            3,186,955
Distribution fee - Class A ...............................              733,088
Distribution fee - Class B ...............................            2,401,987
Distribution fee - Class C ...............................              898,124
Transfer agency ..........................................              919,578
Audit and legal ..........................................              176,066
Printing .................................................              161,860
Custodian ................................................              142,480
Administrative ...........................................               60,000
Registration .............................................               44,072
Directors' fees ..........................................                5,064
Miscellaneous ............................................               10,920
                                                                   ------------
Total expenses before interest ...........................            8,740,194
Interest expense .........................................            2,009,343
                                                                   ------------
Net expenses .............................................                           10,749,537
                                                                                   ------------
Net investment income ....................................                           43,426,714
                                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ..........................................                           (3,015,249)
Net realized loss on swap contracts ......................                           (3,022,739)
Net change in unrealized
   appreciation/depreciation of investments ..............                           40,588,435
                                                                                   ------------
Net gain on investments ..................................                           34,550,447
                                                                                   ------------
Net Increase in Net Assets
   from Operations .......................................                         $ 77,977,161
                                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Six Months
                                                     Ended
                                                  December 31,
                                                     2000               Year Ended
                                                  (unaudited)         June 30, 2000
                                                ===============      ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income .....................     $    43,426,714      $    98,128,735
Net realized loss on investment
   transactions and swap contracts ........          (6,037,988)         (75,417,525)
Net change in unrealized
   appreciation/depreciation of investments          40,588,435           21,383,187
                                                ---------------      ---------------
Net increase in net assets
   from operations ........................          77,977,161           44,094,397
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ................................         (20,888,826)         (40,188,323)
   Class B ................................         (18,735,848)         (42,949,087)
   Class C ................................          (7,010,999)         (14,998,194)
Tax return of capital
   Class A ................................                  -0-          (1,244,245)
   Class B ................................                  -0-          (1,329,720)
   Class C ................................                  -0-            (464,350)
Capital Stock Transactions
Net decrease ..............................          (7,044,165)        (126,312,300)
                                                ---------------      ---------------
Total increase (decrease) .................          24,297,323         (183,391,822)
Net Assets
Beginning of period .......................       1,127,651,037        1,311,042,859
                                                ---------------      ---------------
End of period .............................     $ 1,151,948,360      $ 1,127,651,037
                                                ===============      ===============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. The Quality Bond Portfolio commenced operations on July 1, 1999. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares re deemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not repre-


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

sent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Portfolio to amortize premiums and discounts on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Portfolio determines its required distributions under Federal income tax laws.


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $60,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 2000.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $700,964 for the six months ended December 31, 2000.

For the six months ended December 31, 2000, the Portfolio's expenses were reduced by $33,567 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $49,158 from the sales of Class A shares and $12,692, $302,351 and $11,503 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2000.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $4,400,483 and $300,393 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $923,734,929 and $1,029,821,743, respectively, for the six months ended December 31, 2000. There were purchases of $904,951,015 and sales of $842,492,486 of U.S. government and government agency obligations for the six months ended December 31, 2000.

At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $28,917,772 and gross unrealized depreciation of investments was $64,105,954 resulting in net unrealized depreciation of $35,188,182.

At June 30, 2000, the Portfolio had a net capital loss carry forward for federal income tax purposes of $140,798,782, of which $2,817,216 expires in the year 2003, $3,517,339 expires in the year 2004, $8,737,781 expires in 2007 and
$125,726,446 expires in 2008. The Portfolio incurred and elected to defer post October losses of $47,715,791 for the period ended June 30, 2000.

1. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid.
The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the under-


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

lying security could then be purchased or sold by the Portfolio at a disadvantageous price.

For the six months ended December 31, 2000, the Portfolio did not engage in written options transactions.

2. Swap Agreements

The Portfolio enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments and swap contracts.

At December 31, 2000, the Portfolio did not have any swap agreements outstanding.

NOTE E

Capital Stock

There are 750,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 250,000,000 authorized shares. Transactions in capital stock were as follows:


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                    -----------------------------------  ------------------------------------
                                    Shares                                 Amount
                    -----------------------------------  ------------------------------------
                    Six Months Ended                     Six Months Ended
                        December 31,         Year Ended      December 31,          Year Ended
                                2000           June 30,              2000            June 30,
                         (unaudited)               2000        (unaudited)               2000
                    -------------------------------------------------------------------------
Class A
Shares sold                7,687,552          8,595,292      $  92,567,123      $ 104,864,011
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             993,606          1,923,072         11,980,440         23,463,501
---------------------------------------------------------------------------------------------
Shares converted
   from Class B            1,247,449          4,574,088         15,149,852         55,819,483
---------------------------------------------------------------------------------------------
Shares redeemed           (9,422,750)       (13,442,052)      (113,650,465)      (164,338,377)
---------------------------------------------------------------------------------------------
Net increase                 505,857          1,650,400      $   6,046,950      $  19,808,618
=============================================================================================

Class B
Shares sold                3,780,873          7,899,273      $  45,661,600      $  96,549,906
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             792,844          1,881,127          9,566,409         22,986,007
---------------------------------------------------------------------------------------------
Shares converted
   to Class A             (1,247,087)        (4,572,871)       (15,149,852)       (55,819,483)
---------------------------------------------------------------------------------------------
Shares redeemed           (4,348,320)       (15,648,853)       (52,350,058)      (191,482,344)
---------------------------------------------------------------------------------------------
Net decrease              (1,021,690)       (10,441,324)     $ (12,271,901)     $(127,765,914)
=============================================================================================

Class C
Shares sold                1,428,654          8,528,894      $  17,281,798      $ 104,421,065
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             340,594            728,939          4,106,507          8,911,918
---------------------------------------------------------------------------------------------
Shares redeemed           (1,839,590)       (10,767,742)       (22,207,519)      (131,687,987)
---------------------------------------------------------------------------------------------
Net decrease                 (70,342)        (1,509,909)     $    (819,214)     $ (18,355,004)
=============================================================================================

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of December 31, 2000, the Portfolio had entered into the following reverse repurchase agreement:

   Amount                Broker              Interest Rate           Maturity
============   ===========================  ===============     ================
$36,036,000     Greenwich Capital Markets        4.75%           January 5, 2001


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

For the six months ended December 31, 2000, the maximum amount of reverse repurchase agreements outstanding was $196,013,750, the average amount outstanding was $70,914,578, and the daily weighted average interest rate was 5.54%.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 2000.

NOTE H

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ------------------------------------------------------------------------------------------
                                                                                      Class A
                                          ------------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                        December 31,                                    Year Ended June 30,
                                                2000         -----------------------------------------------------------------------
                                         (unaudited)              2000           1999            1998          1997            1996
                                          ------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............      $   11.91          $   12.49      $   14.19       $   14.19     $   13.29       $   12.92
                                          ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..............            .51(a)            1.04(a)        1.06(a)         1.08(a)       1.15(a)         1.26
Net realized and unrealized
  gain (loss) on investment
  transactions and swap
  contracts ........................            .37               (.55)         (1.64)            .12           .97             .27
                                          ------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ......            .88                .49           (.58)           1.20          2.12            1.53
                                          ------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ...........................           (.55)             (1.04)         (1.07)          (1.08)        (1.22)          (1.16)
Distributions in excess of net
  investment income ................             -0-                -0-          (.01)           (.12)           -0-             -0-
Tax return of capital ..............             -0-              (.03)          (.04)             -0-           -0-             -0-
                                          ------------------------------------------------------------------------------------------
Total dividends and distributions ..           (.55)             (1.07)         (1.12)          (1.20)        (1.22)          (1.16)
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period .....      $   12.24          $   11.91      $   12.49       $   14.19     $   14.19       $   13.29
                                          ==========================================================================================
Total Return
Total investment return based
  on net asset value(b) ............           7.28%              4.11%         (4.08)%          8.66%        16.59%          12.14%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................      $ 492,970          $ 473,578      $ 476,141       $ 510,397     $ 370,845       $ 277,369
Ratio of expenses to average
  net assets .......................           1.74%(c)           1.12%          1.11%           1.05%         1.12%           1.20%
Ratio of expenses to average
  net assets, excluding interest
  expense ..........................           1.39%(c)(d)        1.11%          1.11%           1.05%         1.12%           1.20%
Ratio of net investment income
  to average net assets ............           7.98%(c)           8.51%          8.13%           7.52%         8.34%           9.46%
Portfolio turnover rate ............            151%               302%           281%            244%          307%            389%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ------------------------------------------------------------------------------------------
                                                                                      Class B
                                          ------------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                        December 31,                                    Year Ended June 30,
                                                2000         -----------------------------------------------------------------------
                                         (unaudited)              2000           1999            1998          1997            1996
                                          ------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............      $   11.92          $   12.49      $   14.19       $   14.19     $   13.29       $   12.92
                                          ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..............            .47(a)             .95(a)         .97(a)          .98(a)       1.05(a)         1.15
Net realized and unrealized
  gain (loss) on investment
  transactions and swap
  contracts ........................            .36               (.54)         (1.64)            .13           .98             .29
                                          ------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ......            .83                .41           (.67)           1.11          2.03            1.44
                                          ------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ...........................           (.50)              (.95)          (.98)           (.98)        (1.13)          (1.07)
Distributions in excess of net
  investment income ................             -0-                -0-          (.01)           (.13)           -0-             -0-
Tax return of capital ..............             -0-              (.03)          (.04)             -0-           -0-             -0-
                                          ------------------------------------------------------------------------------------------
Total dividends and distributions ..           (.50)              (.98)         (1.03)          (1.11)        (1.13)          (1.07)
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period .....      $   12.25          $   11.92      $   12.49       $   14.19     $   14.19       $   13.29
                                          ==========================================================================================
Total Return
Total investment return based
  on net asset value(b) ............           6.88%              3.39%         (4.77)%          7.95%        15.80%          11.38%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................      $ 478,073          $ 477,259      $ 630,631       $ 672,374     $ 480,326       $ 338,152
Ratio of expenses to average
  net assets .......................           2.46%(c)           1.83%          1.82%           1.75%         1.82%           1.90%
Ratio of expenses to average
  net assets, excluding interest
  expense ..........................           2.11%(c)(d)        1.83%          1.82%           1.75%         1.82%           1.90%
Ratio of net investment income
  to average net assets ............           7.24%(c)           7.77%          7.41%           6.80%         7.62%           8.75%
Portfolio turnover rate ............            151%               302%           281%            244%          307%           389%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ------------------------------------------------------------------------------------------
                                                                                      Class C
                                          ------------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                        December 31,                                    Year Ended June 30,
                                                2000         -----------------------------------------------------------------------
                                         (unaudited)              2000           1999            1998          1997            1996
                                          ------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............      $   11.91          $   12.49      $   14.19       $   14.19     $   13.29        $  12.93
                                          ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..............            .47(a)             .94(a)         .97(a)          .99(a)       1.04(a)         1.14
Net realized and unrealized
  gain (loss) on investment
  transactions and swap
  contracts ........................            .37               (.54)         (1.64)            .12           .99             .29
                                          ------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ......            .84                .40           (.67)           1.11          2.03            1.43
                                          ------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ...........................           (.50)              (.95)          (.98)           (.99)        (1.13)          (1.07)
Distributions in excess of net
  investment income ................             -0-                -0-          (.01)           (.12)           -0-             -0-
Tax return of capital ..............             -0-              (.03)          (.04)             -0-           -0-             -0-
                                          ------------------------------------------------------------------------------------------
Total dividends and distributions ..           (.50)              (.98)         (1.03)          (1.11)        (1.13)          (1.07)
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period .....      $   12.25          $   11.91      $   12.49       $   14.19     $   14.19        $  13.29
                                          ==========================================================================================
Total Return
Total investment return based
  on net asset value(b) ............           6.97%              3.30%         (4.77)%          7.95%        15.80%          11.30%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................      $ 180,905          $ 176,814      $ 204,271       $ 254,530     $ 174,762        $ 83,095
Ratio of expenses to average
  net assets .......................           2.45%(c)           1.83%          1.81%           1.75%         1.82%           1.90%
Ratio of expenses to average
  net assets, excluding interest
  expense ..........................           2.10%(c)(d)        1.82%          1.81%           1.75%         1.82%           1.90%
Ratio of net investment income
  to average net assets ............           7.27%(c)           7.75%          7.37%           6.83%         7.61%           8.74%
Portfolio turnover rate ............            151%               302%           281%            244%          307%            389%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c)   Annualized.
(d)   Net of interest expense of .35% on borrowings (see Note F).


--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Senior Vice President
Matthew Bloom, Vice President
F. Jeanne Goetz, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund Real
Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio
Small Cap Growth Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund ACM
Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

Alliance Bond Fund Corporate Bond Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

AllianceCapital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

CBPSR1200